Exhibit 10.04

WORTHINGTON ENERGY, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT is made as of this ___ day of __________, 2012 between Worthington Energy, Inc., a Nevada corporation with its principal office located at 295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449 (Mailing Address: P.O. Box 1148 Zephyr Cove, NV89448-1148) (the “Company”), and the undersigned (the “Subscriber”).

Subscriber hereby subscribes for and agrees to purchase from the Company an unregistered (restricted) Convertible Unsecured Note in the amount of $________, along with a Common Stock Purchase Warrant (together, the “Securities”) on the terms set forth in the form of the Convertible Unsecured Note and Common Stock Purchase Warrant provided to Subscriber. Funds in such amount will be wired to the Company per instructions to be provided or will be represented by a check delivered to the Company.

Subscriber acknowledges that the offering of the Securities has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder and state securities laws.

Subscriber represents and warrants that Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by its responses to the Accredited Investor Questionnaire included at the end of this Subscription Agreement. Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects and that Subscriber is able to bear the economic risk of any investment in the Securities.

Subscriber represents that the Securities are being purchased for his, her, or its own account for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act.  The Subscriber agrees that Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

Subscriber acknowledges receipt, review, and consideration of the Risk Factors involved with this investment as set out in Exhibit A Risk Factors delivered to Subscriber and recognizes that the investment in the Securities involves a high degree of risk in that:  (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business.

Subscriber acknowledges that he, she, or it has prior investment experience, including investment in non-listed and non-registered Securities and is familiar with the SEC’s website at www.sec.gov where Subscriber has reviewed or can review detailed information on the Company in the Search for Company Filings section.

This agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement; provided that a facsimile or PDF-formatted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or PDF-formatted signature.

(signature page follows)

Amount of Investment: $______________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Securities should be issued:

Dated:

This Subscription Agreement is agreed to and accepted as of ____________ __, 2021.

WORTHINGTON ENERGY, INC.

By:

Name:
Title:

2